UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2019 (August 12, 2019)

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(323) 694-9800

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	SRAX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On August 12, 2019, Social Reality, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain accredited investors (“Investors”) for the sale by the Company of 1,525,000 shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) and Series A warrants (“Series A Warrants”) to purchase 965,500 shares of Common Stock at a purchase price per share and accompanying portion of Series A Warrants of $3.60 (the “Registered Direct Offering”) resulting in gross proceeds to the Company of $5.49 million. Concurrently with the Registered Direct Offering, and pursuant to the Purchase Agreements, the Company also issued the Investors in a private placement (“Private Placement”) (i)  Series B warrants (“Series B Warrants”) to purchase an aggregate of 1,525,000 shares of Common Stock and (ii) Series C warrants (“Series C Warrants”) to purchase an aggregate of 965,500 shares of Common Stock (collectively, the Series B Warrants and Series C Warrants are referred to herein as the “Private Warrants”).

The Series A Warrants are immediately exercisable upon issuance, have a term of ninety (90) days from the date of issuance, and have an exercise price of $3.60 per share. The Series B Warrants and Series C Warrants are not exercisable for a period of six (6) months following the issuance date, have an exercise price of $4.00 per share, and expire on October 1, 2022.  Additionally, the Series C Warrants vest ratably from time to time in proportion to such Investor’s exercise of the Series A Warrants. Neither the Private Warrants nor the shares of Common Stock underlying the Private Warrants have been registered with the Securities and Exchange Commission (“SEC”). The Purchase Agreements contain representations, warranties and covenants of the Investors and the Company that are customary for transactions of this type.  We have agreed to register the shares underlying the Private Warrants in a registration statement to be effective within 180 days of the closing of the Private Placement.

The Registered Direct Offering and the Private Placement are anticipated to close on or about August 14, 2019, subject to customary conditions. The Company estimates that the net proceeds from the offerings will be approximately $4.95 million after deducting certain fees due to the placement agents and other estimated transaction expenses. The net proceeds received by the Company from the transactions will be used for working capital and general corporate purposes.

The 1,525,000 shares of Common Stock and Series A Warrants to purchase 965,500 shares of Common Stock sold in the Registered Direct Offering were offered and sold by the Company pursuant to an effective “shelf” registration statement on Form S-3 (File No. 333-214644), which was declared effective on November 28, 2016.

The Private Warrants and the Placement Agent Warrants (as defined below) were sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

In connection with the Registered Direct Offering and the Private Placement, we entered into engagement agreements (the “PA Agreements”) with The Special Equities Group, LLC, a division of Bradley Woods & Co. Ltd., and WestPark Capital, Inc. (the “Placement Agents”) on August 11, 2019 and August 9, 2019, respectively.  Pursaunt to the Placement Agent Agreements, the Placement Agents received (i) aggregate cash fees of 7.0% for one Placement Agent or 8.0% for the other Placement Agent, of their respective portions of the gross proceeds received by the Company from the sale of the securities, (ii) approximately $60,000 for certain expenses, and (iii) warrants to purchase up to 59,668 shares of Common Stock (the “Placement Agent Warrants”), representing 6.0% of the Common Stock and Series B Warrants sold by one of the Placement Agents in the Registered Direct Offering. The Placement Agent Warrants have substantially the same terms as the Series B Warrants, except that the exercise price of the Placement Agent Warrants is $4.50 per share and has a four (4) year term beginning one (1) year after issuance.  Additionally, upon the exercise of up to 1,027,778 Series A Warrants, 650,701 Series B Warrants, and 1,027,778 Series C Warrants sold Registered Direct Offering and Private Placement, we have agreed to pay one of the Placement Agents a cash fee of 8% of proceeds from the exercise of such warrants exercised within 120 days following the closing of this offering or a cash fee of 5% of the proceeds from the exercise of such warrants after such 120 day period following the closing of this offering.  One of the Placement Agents will entitled to the foregoing cash commission and fee in the previous sentence with respect to certain investors if such investors provide capital to us in any future private or public offering, or other financing or capital-raising transaction during the six (6) months following the expiration or termination of our engagement of such Placement Agent.

The foregoing description of the Purchase Agreements, the PA Agreements, the Series A Warrants, the Private Warrants, and the Placement Agent Warrants are not complete and are qualified in their entirety by references to the full text of the form of Purchase Agreement, the PA Agremeents, the form of Series A Warrant, the form of Private Warrants and the form of Placement Agent Warrants which are filed hereto as exhibits 10.01, 10.02, 10.03, 4.01, 4.02, and 4.03 respectively, to this report and are incorporated by reference herein.

A copy of the opinion of the Silvestre Law Group, P.C. relating to the validity of the shares of Common Stock and shares of Common Stock underlying the Series A Warrants issued in the Registered Direct Offering is filed herewith as Exhibit 5.01.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Form 8-K regarding the Private Warrants and the Placement Agent Warrants are incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

On August 12, 2019, the Company issued a press release announcing the pricing of the Registered Direct Offering and Private Placement. A copy of the press release is filed as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
4.01	Form of Series A Warrant
4.02	Form of Series B and Series C Warrant
4.03	Form of Placement Agent Warrant
5.01	Opinion of Silvestre Law Group, P.C.
10.01	Form of Securities Purchase Agreement
10.02	Form of Placement Agent Agreement with Bradley Woods & Co. Ltd., dated 8/11/19
10.03	Form of Placement Agent Agreement with WestPark Capital, Inc. dated 8/9/19
23.01	Consent of Silvestre Law Group, P.C. (included in Exhibit 5.01)
99.01	Press Release Dated August 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2019

Social Reality, Inc.

By:	/s/ Christopher Miglino
Christopher Miglino Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
4.01	Form of Series A Warrant
4.02	Form of Series B and Series C Warrant
4.03	Form of Placement Agent Warrant
5.01	Opinion of Silvestre Law Group, P.C.
10.01	Form of Securities Purchase Agreement
10.02	Form of Placement Agent Agreement with Bradley Woods & Co. Ltd., dated 8/11/19
10.03	Form of Placement Agent Agreement with WestPark Capital, Inc. dated 8/9/19
23.01	Consent of Silvestre Law Group, P.C. (included in Exhibit 5.01)
99.01	Press Release Dated August 12, 2019